Exhibit 99.1

FIRST AMENDMENT TO AMENDED AND

RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 18, 2010 (the “Amendment”) is entered into among CIBER, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of August 20, 2009 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Aggregate Revolving Credit Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Aggregate Revolving Credit Commitments” means, at any time, the aggregate Revolving Credit Commitments of all the Lenders.  The aggregate principal amount of the Aggregate Revolving Credit Commitments in effect on February 11, 2010 is EIGHTY FIVE MILLION DOLLARS ($85,000,000).

(b)           The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, for Borrower and its Subsidiaries on a consolidated basis, the sum of (without duplication):  (a) the net income (or net loss) for such period; provided that net income (or net loss) shall be computed without giving effect to extraordinary gains or extraordinary losses; provided further that there shall be excluded the net income (or net loss) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions; plus (b) Consolidated Interest Expense (net of interest income) for such period to the extent included in the determination of such net income (or net loss); plus (c) Consolidated Tax Expense for such period to the extent included in the determination of such net income (or net loss); plus (d) all amounts treated as expenses for such period for depreciation and the amortization of intangibles of any kind; plus (e) any non-cash expense attributable to the expensing of share based payment awards (including without limitation awards related to stock option programs and phantom stock programs) pursuant to the implementation of or compliance with the Financial Accounting Standards Board Statement 123R (excluding any such expense that constitutes an accrual of or a reserve for cash charges for any future period); plus (f) for the fiscal quarter period ending December 31, 2009, up to $2,215,572 in cash settlement charges related to the settlement of litigation filed in Orleans Parish, Louisiana by Active Solutions, L.L.C. and Southern Electronics Supply, Inc. against Dell, Inc., the Borrower and others alleging unfair trade practices and deceptive trade practices with respect to a crime surveillance system product and services purchased by the City of New Orleans; minus (g) without duplication, any non-cash gains attributable to the expensing of share based payment awards (including without limitation awards related to stock option programs and phantom stock programs) pursuant to the implementation of or compliance with the Financial Accounting Standards Board Statement 123R (excluding any such gain that represents the reversal of any accrual of or reserve for anticipated cash charges in any prior period that are described in the parenthetical to clause (e) above); plus (h) any non-cash mark-to-market expense (minus any non-cash mark-to-market gains) relating to Swap Agreements permitted hereunder for such period to the extent included in the determination of such net income (or net loss), but in each case only to the extent included in the determination of such Consolidated EBITDA.

(c)           Section 6.12(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Consolidated Fixed Charge Coverage Ratio.  Maintain, as of the last day of each Fiscal Period, a Consolidated Fixed Charge Coverage Ratio not less than the corresponding ratio for such day set forth below:

September 30, 2009	1.25 : 1.00
December 31, 2009	1.25 : 1.00
March 31, 2010	1.25 : 1.00
June 30, 2010	1.20 : 1.00
September 30, 2010	1.20 : 1.00
December 31, 2010 and thereafter	1.25 : 1.00

(d)           Section 6.12(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Consolidated EBITDA.  Maintain Consolidated EBITDA for the twelve-month period ending as of the end of each fiscal quarter of the Borrower of at least $45,000,000.

(e)           The Revolving Commitments and Applicable Percentages of Revolving Commitments in Schedule 2.01 of the Credit Agreement are hereby amended to read as provided on Schedule 2.01 attached hereto.

2.             Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent; and

(b)           The Administrative Agent shall have received for the account of each Lender executing this Agreement on or before 5 p.m. (EST) on February 11, 2010, a fee of 0.25% on the aggregate amount of such Lender’s outstanding Term Loan and Revolving Credit Commitment (after giving effect to this Amendment).

3.             Miscellaneous.

(a)           The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.

(b)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)           The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND

INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(g)           The parties hereto agree that the amendment contained in Section 1(b) of this Amendment shall be deemed effective as of December 31, 2009.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CIBER, INC.,
a Delaware corporation

	By:	/s/ Peter H. Cheesbrough
Name: Peter H. Cheesbrough
Title: Executive Vice President & Chief Financial Officer

GUARANTORS:	CIBER ASSOCIATES, LLC,
a Delaware limited liability company

	By:	/s/ Peter H. Cheesbrough
Name: Peter H. Cheesbrough
Title: Executive Vice President & Chief Financial Officer

CIBER INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Peter H. Cheesbrough
Name: Peter H. Cheesbrough
Title: Vice President & Treasurer

CIBER, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Linda Lov
Name: Linda Lov
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President

COMPASS BANK, an Alabama banking corporation
(herein referred to as “BBVA COMPASS”),
as a Lender

	By:	/s/ Ellen Wamser
Name: Ellen Wamser
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Blake Malia
Name: Blake Malia
Title: Vice President

KEY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Jennifer A. O’Brien
Name: Jennifer A. O’Brien
Title: Vice President

UNION BANK, N.A.,
as a Lender

	By:	/s/ Joshua G. Gross
Name: Joshua G. Gross
Title: Assistant Vice President

CIBER, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer L. Loew
Name: Jennifer L. Loew
Title: Vice President

IBM CREDIT LLC,
as a Lender

By:	/s/ Steven A. Flanagan
Name: Steven A. Flanagan
Title: Global Credit Officer

CIBER, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT